# MREIC

**Supplemental Information** | **A Public REIT Since 1968** | **June 30, 2019**

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations (FFO), adjusted funds from operations (AFFO), net operating income (NOI), EBITDAre and Adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 23 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

(in thousands except for per share amounts)

	As of	As of
	June 30, 2019	September 30, 2018
	(unaudited)
ASSETS

Real Estate Investments:
Land	$236,497	$224,719
Buildings and Improvements	1,603,423	1,494,859
Total Real Estate Investments	1,839,920	1,719,578
Accumulated Depreciation	(238,757)	(207,065)
Real Estate Investments	1,601,163	1,512,513

Cash and Cash Equivalents	13,631	9,324
Securities Available for Sale at Fair Value	171,040	154,921
Tenant and Other Receivables	662	1,249
Deferred Rent Receivable	10,762	9,656
Prepaid Expenses	7,375	6,190
Intangible Assets, net of Accumulated Amortization of $15,195 and $13,700, respectively	14,981	14,590
Capitalized Lease Costs, net of Accumulated Amortization of $3,254 and $3,271, respectively	5,682	5,232
Financing Costs, net of Accumulated Amortization of $1,277 and $995, respectively	219	500
Other Assets	9,668	4,203
TOTAL ASSETS	$1,835,183	$1,718,378

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$734,095	$711,546
Loans Payable	126,187	186,609
Accounts Payable and Accrued Expenses	3,775	5,891
Other Liabilities	17,354	16,426
Total Liabilities	881,411	920,472

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 16,400 Shares Authorized as of June 30, 2019 and September 30, 2018; 12,506 and 11,488 Shares Issued and Outstanding as of June 30, 2019 and September 30, 2018, respectively	312,660	287,200
Common Stock, $0.01 Par Value Per Share: 188,040 Shares Authorized as of June 30, 2019 and September 30, 2018; 95,155 and 81,503 Shares Issued and Outstanding as of June 30, 2019 and September 30, 2018, respectively	952	815
Excess Stock, $0.01 Par Value Per Share: 200,000 Shares Authorized as of June 30, 2019 and September 30, 2018; No Shares Issued or Outstanding as of June 30, 2019 and September 30, 2018	-0-	-0-
Additional Paid-In Capital	640,160	534,635
Accumulated Other Comprehensive Loss	-0-	(24,744)
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	953,772	797,906
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,835,183	$1,718,378

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	3

Consolidated Statements of Income (Loss)

(unaudited) (in thousands)

	For The Three Months Ended		For The Nine Months Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018
INCOME:
Rental Revenue	$33,127	$29,256	$98,678	$85,559
Reimbursement Revenue	6,345	5,480	19,247	17,002
Lease Termination Income	-0-	-0-	-0-	210
TOTAL INCOME	39,472	34,736	117,925	102,771

EXPENSES:
Real Estate Taxes	5,092	4,488	15,144	13,593
Operating Expenses	1,649	1,459	5,186	4,371
General & Administrative Expenses	2,351	1,888	6,420	6,053
Depreciation	10,833	9,162	32,067	26,504
Amortization of Capitalized Lease Costs and Intangible Assets	721	614	2,144	1,741
TOTAL EXPENSES	20,646	17,611	60,961	52,262

OTHER INCOME (EXPENSE):
Dividend Income	3,686	3,628	11,569	9,380
Gain on Sale of Securities Transactions	-0-	-0-	-0-	111
Unrealized Holding Gains (Losses) Arising During the Periods	(11,609)	-0-	(38,668)	-0-
Interest Expense, including Amortization of Financing Costs	(9,275)	(8,279)	(27,879)	(23,640)
TOTAL OTHER INCOME (EXPENSE)	(17,198)	(4,651)	(54,978)	(14,149)

INCOME FROM OPERATIONS	1,628	12,474	1,986	36,360

Gain on Sale of Real Estate Investments	-0-	2,097	-0-	7,486

NET INCOME	1,628	14,571	1,986	43,846

Less: Preferred Dividends	4,749	4,248	13,650	12,813

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(3,121)	$10,323	$(11,664)	$31,033

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	4

FFO, AFFO, EBITDAre and Adjusted EBITDA Reconciliations

(unaudited) (in thousands)

	For The Three Months Ended		For The Nine Months Ended
FFO, AFFO	6/30/2019	6/30/2018	6/30/2019	6/30/2018
Net Income (Loss) Attributable to Common Shareholders (1)	$(3,121)	$10,323	$(11,664)	$31,033
Plus: Unrealized Holding Losses Arising During the Periods (2)	11,609	-0-	38,668	-0-
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	10,665	9,123	31,692	26,386
Plus: Amortization of Intangible Assets	490	417	1,495	1,158
Plus: Amortization of Capitalized Lease Costs	256	222	726	660
Less: Gain on Sale of Real Estate Investments	-0-	(2,097)	-0-	(7,486)
FFO Attributable to Common Shareholders (3)	19,899	17,988	60,917	51,751
Plus: Depreciation of Corporate Office Capitalized Costs	168	39	376	118
Plus: Stock Compensation Expense	231	97	574	339
Plus: Amortization of Financing Costs	319	315	956	911
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)
Less: Lease Termination Income	-0-	-0-	-0-	(210)
Less: Recurring Capital Expenditures	(702)	(490)	(1,888)	(774)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(527)	(601)	(1,352)	(1,357)
AFFO Attributable to Common Shareholders	$19,388	$17,348	$59,583	$50,667

	For The Three Months Ended		For The Nine Months Ended
EBITDAre, Adjusted EBITDA	6/30/2019	6/30/2018	6/30/2019	6/30/2018
Net Income (Loss) Attributable to Common Shareholders (1)	$(3,121)	$10,323	$(11,664)	$31,033
Plus: Preferred Dividends	4,749	4,248	13,650	12,813
Plus: Interest Expense, including Amortization of Financing Costs	9,275	8,279	27,879	23,640
Plus: Depreciation and Amortization	11,554	9,776	34,211	28,245
Less: Gain on Sale of Real Estate Investments	-0-	(2,097)	-0-	(7,486)
EBITDAre	22,457	30,529	64,076	88,245
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	26	77	77
Plus: Unrealized Holding Losses Arising During the Periods	11,609	-0-	38,668	-0-
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)
Adjusted EBITDA	$34,092	$30,555	$102,821	$88,211

(1)	Effective October 1, 2018 we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income (Loss) Attributable to Common Shareholders between these periods are not comparable.
(2)	Unrealized Holding Gains or Losses Arising During the Periods, if any, were previously reported as an adjustment to Core Funds From Operations (Core FFO).
(3)	In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we utilized Core FFO, which we defined as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods.

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	5

NOI Reconciliations

(unaudited) (in thousands)

	For The Three Months Ended		For The Nine Months Ended
Net Operating Income	6/30/2019	6/30/2018	6/30/2019	6/30/2018
Net Income (Loss) Attributable to Common Shareholders (1)	$(3,121)	$10,323	$(11,664)	$31,033
Plus: Preferred Dividends	4,749	4,248	13,650	12,813
Plus: General & Administrative Expenses	2,351	1,888	6,420	6,053
Plus: Depreciation	10,833	9,162	32,067	26,504
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	721	614	2,144	1,741
Plus: Interest Expense, including Amortization of Financing Costs	9,275	8,279	27,879	23,640
Plus: Unrealized Holding Losses Arising During the Periods	11,609	-0-	38,668	-0-
Less: Dividend Income	(3,686)	(3,628)	(11,569)	(9,380)
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)
Less: Gain on Sale of Real Estate Investments	-0-	(2,097)	-0-	(7,486)
Less: Lease Termination Income	-0-	-0-	-0-	(210)
Net Operating Income – NOI	$32,731	$28,789	$97,595	$84,597

	For The Three Months Ended		For The Nine Months Ended
Components of Net Operating Income Consists of:	6/30/2019	6/30/2018	6/30/2019	6/30/2018
Revenues:
Rental Revenue	$33,127	$29,256	$98,678	$85,559
Reimbursement Revenue	6,345	5,480	19,247	17,002
Total Rental and Reimbursement Revenue	39,472	34,736	117,925	102,561

Expenses:
Real Estate Taxes	5,092	4,488	15,144	13,593
Operating Expenses	1,649	1,459	5,186	4,371
Total Real Estate Taxes and Operating Expenses	6,741	5,947	20,330	17,964
Net Operating Income – NOI	$32,731	$28,789	$97,595	$84,597

(1)	Effective October 1, 2018 we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income (Loss) Attributable to Common Shareholders between these periods are not comparable.

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	6

Financial Highlights

(unaudited) (in thousands except for per share amounts)

	For The			For The
	Three Months Ended			Nine Months Ended
	6/30/2019	6/30/2018	Change (%)	6/30/2019	6/30/2018	Change (%)

Weighted Average Common Shares Outstanding
Basic	94,399	79,414	18.9%	92,619	77,921	18.9%
Diluted	94,493	79,572	18.8%	92,719	78,099	18.7%

Net Income (Loss) Attributable to Common Shareholders (1)	$(3,121)	$10,323	(130.2)%	$(11,664)	$31,033	(137.6)%

Basic	$(0.03)	$0.13	(123.1)%	$(0.13)	$0.40	(132.5)%
Diluted	(0.03)	0.13	(123.1)%	(0.13)	0.40	(132.5)%

Net Operating Income – NOI	$32,731	$28,789	13.7%	$97,595	$84,597	15.4%

Basic	$0.35	$0.36	(2.8)%	$1.05	$1.09	(3.7)%
Diluted	0.35	0.36	(2.8)%	1.05	1.08	(2.8)%

Funds From Operations – FFO (2)	$19,899	$17,988	10.6%	$60,917	$51,751	17.7%

Basic	$0.21	$0.23	(8.7)%	$0.66	$0.66	0.0%
Diluted	0.21	0.23	(8.7)%	0.66	0.66	0.0%

Adjusted Funds From Operations – AFFO	$19,388	$17,348	11.8%	$59,583	$50,667	17.6%

Basic	$0.21	$0.22	(4.5)%	$0.64	$0.65	(1.5)%
Diluted	0.21	0.22	(4.5)%	0.64	0.65	(1.5)%

Dividends Declared per Common Share	$0.17	$0.17		$0.51	$0.51

Dividend/AFFO Payout Ratio	81.0%	77.3%		79.7%	78.5%

(1)	Effective October 1, 2018 we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income (Loss) Attributable to Common Shareholders between these periods are not comparable.
(2)	In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we utilized Core FFO, which we defined as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods.

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	7

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Three Months Ended
	6/30/2019		6/30/2018	Change	Change %
Total Square Feet / Total Properties	21,802,835 / 113		20,534,513 / 109	1,268,322	6.2%

Occupancy Percentage at End of Period	98.9%		99.6%	(70) bps	(0.7)%

Same Property Square Feet / Number of Same Properties		19,363,781 / 105

Same Property Occupancy Percentage at End of Period	98.8%		99.6%	(80) bps	(0.8)%

Same Property Net Operating Income (NOI) (GAAP)	$27,388		$27,594	$(206)	(0.7)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(371)		(532)	161
Same Property NOI (Cash)	$27,017		$27,062	$(45)	(0.2)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented. Historically, there have been many properties expanded in our portfolio and these expansions have resulted in very favorable economic returns. This factor should be taken into account when analyzing our Same Property results.

The 70 basis point decrease in Same Property NOI (GAAP) and the 20 basis point decrease in Same Property NOI (Cash) are primarily due to the 80 basis point decrease in Same Property Occupancy, partially offset by increased rent.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Three Months Ended
	6/30/2019	6/30/2018	Change	Change %
Same Property NOI (GAAP)	$27,388	$27,594	$(206)	(0.7)%

NOI of properties purchased subsequent to March 31, 2018 (two properties purchased during fiscal 2019 and four properties purchased during fiscal 2018)	4,436	522

NOI of properties expanded subsequent to March 31, 2018 (one property expanded during fiscal 2019 and one property expanded during 2018)	907	612

NOI of properties sold subsequent to March 31, 2018 (two properties sold during the 3rd quarter of fiscal 2018)	-0-	61
Total NOI	$32,731	$28,789	$3,942	13.7%

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	8

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Nine Months Ended
	6/30/2019		6/30/2018	Change	Change %
Total Square Feet / Total Properties	21,802,835 / 113		20,534,513 / 109	1,268,322	6.2%

Occupancy Percentage at End of Period	98.9%		99.6%	(70) bps	(0.7)%

Same Property Square Feet / Number of Same Properties		17,782,512 / 101

Same Property Occupancy Percentage at End of Period	98.7%		99.5%	(80) bps	(0.8)%

Same Property Net Operating Income (NOI) (GAAP)	$76,033		$76,797	$(764)	(1.0)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(850)		(1,134)	284
Same Property NOI (Cash)	$75,183		$75,663	$(480)	(0.6)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented. Historically, there have been many properties expanded in our portfolio and these expansions have resulted in very favorable economic returns. This factor should be taken into account when analyzing our Same Property results.

The 100 basis point decrease in Same Property NOI (GAAP) and the 60 basis point decrease in Same Property NOI (Cash) are primarily due to the 80 basis point decrease in Same Property Occupancy, partially offset by increased rent.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Nine Months Ended
	6/30/2019	6/30/2018	Change	Change %
Same Property NOI (GAAP)	$76,033	$76,797	$(764)	(1.0)%

NOI of properties purchased subsequent to September 30, 2017 (two properties purchased during fiscal 2019 and seven properties purchased during fiscal 2018)	17,988	4,109

NOI of properties expanded subsequent to September 30, 2017 (one property expanded during fiscal 2019 and two properties expanded during 2018)	3,574	3,085

NOI of properties sold subsequent to September 30, 2017 (four properties sold during fiscal 2018)	-0-	606
Total NOI	$97,595	$84,597	$12,998	15.4%

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	9

Consolidated Statements of Cash Flows

(unaudited) (in thousands)

	For The
	Nine Months Ended
	6/30/2019	6/30/2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,986	$43,846
Noncash Items Included in Net Income:
Depreciation & Amortization	35,167	29,156
Deferred Straight Line Rent	(1,352)	(1,357)
Stock Compensation Expense	574	339
Unrealized Holding (Gains) Losses Arising During the Periods	38,668	-0-
Gain on Sale of Securities Transactions	-0-	(111)
Gain on Sale of Real Estate Investments	-0-	(7,486)
Changes in:
Tenant & Other Receivables	664	1,775
Prepaid Expenses	(1,185)	(1,637)
Other Assets & Capitalized Lease Costs	173	(2,174)
Accounts Payable, Accrued Expenses & Other Liabilities	709	743
NET CASH PROVIDED BY OPERATING ACTIVITIES	75,404	63,094

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(113,406)	(174,919)
Capital Improvements	(11,594)	(4,542)
Proceeds from Sale of Real Estate Investments	-0-	22,083
Return of Deposits on Real Estate	200	450
Deposits Paid on Acquisitions of Real Estate	(6,400)	(700)
Proceeds from Sale of Securities Available for Sale	-0-	2,620
Purchase of Securities Available for Sale	(54,787)	(61,278)
NET CASH USED IN INVESTING ACTIVITIES	(185,987)	(216,286)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Draws (Repayments) on Loans Payable	(60,422)	37,701
Proceeds from Fixed Rate Mortgage Notes Payable	72,500	105,600
Principal Payments on Fixed Rate Mortgage Notes Payable	(50,180)	(39,444)
Financing Costs Paid on Debt	(444)	(1,066)
Proceeds from the Exercise of Stock Options	567	570
Proceeds from Underwritten Public Offering of Common Stock, net of offering costs	132,338	-0-
Proceeds from At-The-Market 6.125% Series C Preferred Stock, net of offering costs	24,049	30,992
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	44,618	58,429
Preferred Dividends Paid	(13,520)	(12,549)
Common Dividends Paid, net of Reinvestments	(34,616)	(30,375)
NET CASH PROVIDED BY FINANCING ACTIVITIES	114,890	149,858

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,307	(3,334)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	9,324	10,226
CASH AND CASH EQUIVALENTS - END OF PERIOD	$13,631	$6,892

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	10

Capital Structure and Leverage Ratios

(unaudited) (in thousands except for per share amounts)

	As of	As of	As of
	6/30/2019	6/30/2018	9/30/2018

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$734,095	$657,083	$711,546
Loans Payable	126,187	157,793	186,609
Total Debt	860,282	814,876	898,155

6.125% Series C Cumulative Redeemable Preferred Stock	312,660	277,487	287,200
Common Stock, Paid-In-Capital & Other	641,112	511,427	510,706
Total Shareholders’ Equity	953,772	788,914	797,906

Total Book Capitalization	1,814,054	1,603,790	1,696,061

Accumulated Depreciation	238,757	197,434	207,065
Total Undepreciated Book Capitalization	$2,052,811	$1,801,224	$1,903,126

Shares Outstanding	95,155	80,137	81,503
Market Price Per Share	$13.55	$16.53	$16.72

Equity Market Capitalization	$1,289,350	$1,324,665	$1,362,732
Total Debt	860,282	814,876	898,155
Total Preferred Stock	312,660	277,487	287,200
Total Market Capitalization	$2,462,292	$2,417,028	$2,548,087

Total Debt	$860,282	$814,876	$898,155
less: Cash and Cash Equivalents	13,631	6,892	9,324
Net Debt	$846,651	$807,984	$888,831
less: Securities Available for Sale at Fair Value (Securities)	171,040	167,594	154,921
Net Debt Less Securities	$675,611	$640,390	$733,910

Net Debt / Total Undepreciated Book Capitalization	41.2%	44.9%	46.7%
Net Debt / Total Market Capitalization	34.4%	33.4%	34.9%
Net Debt Plus Preferred Stock / Total Market Capitalization	47.1%	44.9%	46.2%
Net Debt Less Securities / Total Undepreciated Book Capitalization	32.9%	35.6%	38.6%
Net Debt Less Securities / Total Market Capitalization	27.4%	26.5%	28.8%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	40.1%	38.0%	40.1%

Weighted Average Interest Rate on Fixed Rate Debt	4.03%	4.11%	4.07%
Weighted Average Term on Fixed Rate Debt	11.5 yrs.	11.5 yrs.	11.7 yrs.
Weighted Average Lease Term	7.8 yrs.	7.8 yrs.	8.1 yrs.

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	11

Capital Structure and Leverage Ratios

(unaudited) (in thousands)

	For the Three Months Ended		For the Nine Months Ended		Fiscal Year Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018	9/30/2018
Net Income (Loss) Attributable to Common Shareholders	$(3,121)	$10,323	$(11,664)	$31,033	$38,815
Plus: Preferred Dividends	4,749	4,248	13,650	12,813	17,191
Plus: Interest Expense, including Amortization of Financing Costs	9,275	8,279	27,879	23,640	32,350
Plus: Depreciation and Amortization	11,554	9,776	34,211	28,245	38,567
Less: Gain on Sale of Real Estate Investments	-0-	(2,097)	-0-	(7,486)	(7,486)
EBITDAre	22,457	30,529	64,076	88,245	119,437
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	26	77	77	103
Plus: Unrealized Holding Losses Arising During the Periods	11,609	-0-	38,668	-0-	-0-
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)	(111)
Adjusted EBITDA	$34,092	$30,555	$102,821	$88,211	$119,429

Interest Expense, including Amortization of Financing Costs	$9,275	$8,279	$27,879	$23,640	$32,350
Preferred Dividends	4,749	4,248	13,650	12,813	17,191
Total Fixed Charges	$14,024	$12,527	$41,529	$36,453	$49,541

Interest Coverage	3.7 x	3.7 x	3.7 x	3.7 x	3.7 x
Fixed Charge Coverage	2.4 x	2.4 x	2.5 x	2.4 x	2.4 x

Net Debt	$846,651	$807,984	$846,651	$807,984	$888,831
Net Debt Less Securities	675,611	640,390	675,611	640,390	733,910
Total Preferred Stock	312,660	277,487	312,660	277,487	287,200
Annualized Adjusted EBITDA	136,368	122,220	137,095	117,615	119,429

Net Debt / Adjusted EBITDA	6.2 x	6.6 x	6.2 x	6.9 x	7.4 x
Net Debt Less Securities / Adjusted EBITDA	5.0 x	5.2 x	4.9 x	5.4 x	6.1 x
Net Debt + Preferred Stock / Adjusted EBITDA	8.5 x	8.9 x	8.5 x	9.2 x	9.8 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	7.2 x	7.5 x	7.2 x	7.8 x	8.5 x

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	12

Debt Maturity

(unaudited) (In thousands)

$600
$500
$400
$300
$200
$100
-
In Thousands
3.4%
18.7%
6.2%
8.8%
6.3%
56.6%
2019
2020
2021
2022
2023
Thereafter
Mortgages
Loans Payable

			Loans			% of
Fiscal Year Ended		Mortgages	Payable		Total	Total

2019		$13,045	$16,187	(B)	$29,232	3.4%
2020		52,074	110,000	(C)	162,074	18.7%
2021		53,925	-0-		53,925	6.2%
2022		76,022	-0-		76,022	8.8%
2023		54,683	-0-		54,683	6.3%
Thereafter		492,338	-0-		492,338	56.6%

Total as of 6/30/2019	(A)	$742,087	$126,187		$868,274	100.0%

Weighted Average Interest Rate		4.03%	3.96%		4.02%
Weighted Average Term		11.5 yrs.	1.1 yrs.		10.0 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $7,992.
(B)	Represents margin debt which is due upon demand.
(C)	Represents the amount drawn down on a line of credit that has a one year extension option, which is not reflected above.

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	13

Securities Portfolio Historic Performance (Fiscal Year)

(unaudited)

Fiscal Year	Securities Portfolio Cost (A)	Securities Available for Sale (A)	Dividend Income	Net Realized Gain on Sale of Securities	Change in Unrealized Gain/(Loss)(B)	Total Return	Total Return %

2010	$24,027,834	$27,824,665	$2,387,757	$2,609,149	$6,319,226	$11,316,132	47.10%
2011	32,401,668	42,517,725	2,981,534	5,238,203	(7,747,894)	471,843	1.46%
2012	41,896,896	44,265,059	3,144,837	6,044,065	3,015,774	12,204,676	29.13%
2013	56,301,236	61,685,173	3,861,374	7,133,252	(3,394,669)	7,599,957	13.50%
2014	43,462,472	45,451,740	3,863,136	2,166,766	(1,867,912)	4,161,990	9.58%
2015	59,190,047	59,311,403	3,707,498	805,513	(5,562,959)	(1,049,948)	(1.77)%
2016	59,982,840	54,541,237	5,607,403	4,398,599	18,383,870	28,389,872	47.33%
2017	60,662,627	73,604,894	6,919,973	2,311,714	(6,371,702)	2,859,985	4.71%
2018	117,194,205	123,764,770	13,099,316	111,387	(31,315,144)	(18,104,441)	(15.45)%
As of 6/30/19	179,665,124	154,920,545	11,508,582	-0-	(38,667,665)	(27,159,083)	(15.12)%

Total			$57,081,410	$30,818,648	$(67,209,075)	$20,690,983	Avg. 12.05%

(A)	Fiscal Year beginning balance
(B)	Fiscal Year end balance

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	14

Securities Portfolio Historic Performance (Fiscal Year)

(unaudited)

FISCAL YEAR	MREIC REIT Portfolio (%)	MSCI REIT Index (RMS)(%)	S&P 500 Index (%)	MREIC vs. MSCI REIT Index (RMS) ∆ in BPS	MREIC vs. S&P 500 Index ∆ in BPS

2010	47.10	30.54	10.16	1656	3694
2011	1.46	1.26	1.14	20	32
2012	29.13	32.44	30.20	(331)	(107)
2013	13.50	5.75	19.34	775	(584)
2014	9.58	13.26	19.73	(368)	(1015)
2015	(1.77)	9.47	(0.61)	(1124)	(116)
2016	47.33	19.83	15.43	2750	3190
2017	4.71	0.54	18.61	417	(1390)
2018	(15.45)	3.74	17.91	(1919)	(3336)
As of 6/30/19	(15.12)	9.86	2.51	(2498)	(1763)
Average	12.05	12.67	13.44	(62)	(140)

Source: S&P Global Market Intelligence

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	15

Property Table by Tenant

(unaudited)

				Occupied	% of		% of Total	Rent Per
Tenant		Property Count	Square Footage	Square Footage	Occupied sf	Annual Rent	Ann. Rent	sf Occup.	Undepreciated Cost		Mortgage Balance

FedEx Ground Package System, Inc.		45	8,920,293	8,920,293	40.9%	$71,950,000	53.6%	$8.07	$1,019,136,977		$457,795,896
FedEx Corporation		15	1,095,096	1,095,096	5.0%	6,719,000	5.0%	6.14	95,795,334		13,149,632
FedEx Trade Networks, Inc.		1	449,900	449,900	2.1%	1,389,000	1.0%	3.09	15,246,877		4,420,741
Total FedEx		61	10,465,289	10,465,289	48.0%	80,058,000	59.6%	7.65	1,130,179,188		475,366,269

Milwaukee Electric Tool Corporation		1	861,889	861,889	4.0%	3,054,000	2.3%	3.54	36,914,917		20,374,512
Shaw Industries, Inc.		1	831,764	831,764	3.8%	3,495,000	2.6%	4.20	56,025,945		30,788,426
ULTA, Inc.		1	671,354	671,354	3.1%	2,729,000	2.0%	4.06	37,512,071		19,129,908
Amazon.com Services, Inc. (Amazon.com, Inc.)		2	662,942	662,942	3.0%	3,927,000	2.9%	5.92	62,931,258		36,474,699
Jim Beam Brands Company (Beam Suntory)		1	599,840	599,840	2.8%	2,071,000	1.5%	3.45	28,000,000		15,918,028
International Paper Company		2	578,472	578,472	2.7%	2,615,000	1.9%	4.52	37,024,609		19,642,149
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.6%	2,226,000	1.7%	3.98	26,807,852		14,754,183
B. Braun Medical Inc.		1	399,440	399,440	1.8%	2,138,000	1.6%	5.35	30,008,069		18,469,060
UGN, Inc.		1	387,000	387,000	1.8%	2,076,000	1.5%	5.36	21,576,756		6,753,023
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	1.7%	1,461,000	1.1%	3.83	14,215,126		-0-
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	1.7%	1,693,000	1.3%	4.60	19,600,000		8,838,337
Coca-Cola		2	323,358	323,358	1.5%	1,709,000	1.3%	5.29	20,504,069		3,748,880
Autoneum North America, Inc.	(E)	1	315,560	315,560	1.4%	1,717,000	1.3%	5.44	21,040,395		13,882,991
Science Applications International Corporation		1	302,400	302,400	1.4%	1,655,000	1.2%	5.47	13,829,273		-0-
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.2%	1,487,000	1.1%	5.53	18,731,674		11,730,337
Woodstream Corporation	(A)	1	256,000	256,000	1.2%	920,000	0.7%	3.59	8,935,160		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.1%	1,210,000	0.9%	5.16	14,550,000		7,089,238
United Technologies Corporation		2	223,150	223,150	1.0%	1,543,000	1.1%	6.91	23,000,735		5,836,756
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	1.0%	1,511,000	1.1%	6.88	18,934,065		11,647,817
Rinnai America Corporation		1	218,120	218,120	1.0%	840,000	0.6%	3.85	15,061,573		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	0.8%	832,000	0.6%	4.50	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.8%	761,000	0.6%	4.24	7,232,986		-0-
NF&M International, Inc.	(B)	1	174,802	174,802	0.8%	837,000	0.6%	4.79	5,408,790		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.8%	1,007,000	0.7%	5.88	11,303,317		-0-
Victory Packaging, L.P.		1	148,000	148,000	0.7%	508,000	0.4%	3.43	5,455,379		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.6%	845,000	0.6%	6.15	11,304,000		6,223,698
Altec Industries, Inc.	(A)	1	126,880	126,880	0.6%	374,000	0.3%	2.95	4,428,488		-0-
General Electric Company		1	125,860	125,860	0.6%	1,328,000	1.0%	10.55	19,964,283		10,608,104
Keurig Dr Pepper		2	110,080	110,080	0.5%	748,000	0.6%	6.80	10,498,031		1,585,930
Style Crest, Inc.		1	106,507	106,507	0.5%	392,000	0.3%	3.68	7,246,325		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.5%	447,000	0.3%	4.38	4,245,913		-0-
Dakota Bodies, LLC		1	96,687	96,687	0.4%	407,000	0.3%	4.21	7,410,296		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.4%	759,000	0.6%	8.31	8,163,278		1,772,641
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.4%	513,000	0.4%	5.76	6,977,442		-0-
CHEP USA, Inc.		1	83,000	83,000	0.4%	503,000	0.4%	6.06	7,463,672		-0-
Sherwin-Williams Company		2	78,887	78,887	0.4%	647,000	0.5%	8.20	7,244,128		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.3%	613,000	0.5%	8.17	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.3%	302,000	0.2%	4.42	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	62,440	0.3%	778,000	0.6%	12.46	3,129,208		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	623,000	0.5%	10.31	5,296,752		1,452,067
Kellogg Sales Company		1	54,812	54,812	0.3%	329,000	0.2%	6.00	3,494,108		-0-
Siemens Real Estate		1	51,130	51,130	0.2%	461,000	0.3%	9.02	4,452,425		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.1%	176,000	0.1%	4.85	2,543,770		-0-
Graybar Electric Company		1	26,340	26,340	0.1%	112,000	0.1%	4.25	2,311,207		-0-
Vacant	(B)	3	232,632	-0-	0.0%	-0-	0.0%	-0-	15,050,744		-0-
Total as of 6/30/19		113	21,802,835	21,568,423	98.9%	$134,437,000	100.0%	$6.23	$1,839,908,707	(C)	$742,087,053
Acquisitions Subsequent to 6/30/19
Toyota Tsusho America, Inc.		1	350,000	350,000	1.6%	1,707,000	1.3%	4.88
Pro Forma Total with Acquisitions Subsequent to 6/30/19		114	22,152,835	21,918,423	98.9%	$136,144,000	100.0%	$6.21
Leasing Activity Subsequent to 6/30/19
Amazon.com Services, Inc. (Amazon.com, Inc.)	(D)	-	-	91,776	0.4%	789,000	0.6%	8.60
Autoneum North America, Inc.	(E)	-	98,045	98,045	0.4%	490,000	0.4%	5.00
Pro Forma Total		114	22,250,880	22,108,244	99.4%	$137,423,000	100.0%	$6.22

(A)	Woodstream Corporation and Altec Industries, Inc. are located at one property and, therefore, are counted as one property in the Property Count Total.
(B)	NF&M International is located in a 255,658 square foot industrial park in Monaca (Pittsburgh), PA, of which 80,856 square feet is vacant. This industrial park is counted as one property in the Property Count Total. Other than two properties indicated in footnotes (A) and (B) and one retail property, all other properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $7,991,734.
(D)	Effective July 1, 2019, we leased our previously vacant 91,776 square foot facility located in Hanahan (Charleston), SC for ten years to Amazon.com Services, Inc.
(E)	Property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. has a separate 98,045 square foot structure that was not in service. Effective July 1, 2019 this structure was placed in service.

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	16

Property Table by State

(unaudited)

			Occupied	% of		% of Total	Rent Per
State	Property Count	Square Footage	Square Footage	Total sf	Annual Rent	Ann. Rent	sf Occup.	Undepreciated Cost		Mortgage Balance
Florida	13	2,211,583	2,211,583	10.1%	$15,730,000	11.8%	$7.11	$227,011,120		$91,504,907
Texas	10	1,781,967	1,781,967	8.2%	13,777,000	10.2%	7.73	182,357,395		73,725,696
Ohio	9	1,705,506	1,705,506	7.8%	9,960,000	7.4%	5.84	119,522,777		38,265,461
Georgia	6	1,639,696	1,639,696	7.5%	10,507,000	7.8%	6.41	166,193,037		86,430,790
Kentucky	3	1,295,940	1,295,940	5.9%	5,142,000	3.8%	3.97	66,111,852		36,895,908
South Carolina	6	1,273,676	1,181,900	5.8%	8,988,000	6.7%	7.60	127,675,307		55,999,081
Mississippi	4	1,158,889	1,158,889	5.3%	4,496,000	3.3%	3.88	55,676,815		27,463,750
Indiana	2	999,176	999,176	4.6%	4,446,000	3.3%	4.45	63,016,154		28,833,319
Illinois	9	958,045	958,045	4.4%	6,150,000	4.6%	6.42	82,698,574		8,110,757
North Carolina	4	939,706	939,706	4.3%	5,674,000	4.2%	6.04	85,789,646		40,787,637
Tennessee	3	891,777	891,777	4.1%	3,169,000	2.4%	3.55	34,804,540		4,420,741
Michigan	4	833,054	833,054	3.8%	5,575,000	4.1%	6.69	73,371,243		24,457,837
Kansas	4	813,043	813,043	3.7%	4,656,000	3.5%	5.73	60,943,937		28,333,243
Missouri	4	740,119	740,119	3.4%	2,906,000	2.2%	3.93	35,023,092		6,501,338
Oklahoma	4	614,941	614,941	2.8%	3,943,000	2.9%	6.41	54,939,874		28,249,720
New York	3	518,565	518,565	2.4%	3,897,000	2.9%	7.51	51,580,123		20,393,256
Pennsylvania	3	504,040	423,184	2.3%	2,816,000	2.1%	6.65	36,901,865		13,558,836
New Jersey	3	471,765	469,985	2.2%	6,729,000	5.0%	14.32	92,413,582		54,888,090
Alabama	2	451,595	451,595	2.1%	2,630,000	2.0%	5.82	39,714,135		18,262,955
Virginia	5	407,265	347,265	1.9%	2,128,000	1.6%	6.13	34,828,682		4,029,220
Colorado	2	295,227	295,227	1.4%	2,441,000	1.8%	8.27	35,683,647		16,041,539
Arizona	1	283,358	283,358	1.3%	1,377,000	1.0%	4.86	16,824,226		3,094,463
Wisconsin	2	238,666	238,666	1.1%	1,295,000	1.0%	5.43	16,342,720		2,394,877
Washington	1	210,445	210,445	1.0%	1,962,000	1.5%	9.32	30,320,686		16,919,687
Louisiana	1	175,315	175,315	0.8%	1,265,000	0.9%	7.22	18,425,875		10,604,763
Maryland	1	148,881	148,881	0.7%	1,455,000	1.1%	9.77	14,512,355		-0-
Nebraska	1	89,115	89,115	0.4%	446,000	0.3%	5.00	5,963,626		-0-
Minnesota	1	60,398	60,398	0.3%	372,000	0.3%	6.16	5,223,944		1,919,182
Connecticut	1	54,812	54,812	0.3%	329,000	0.2%	6.00	3,494,108		-0-
Iowa	1	36,270	36,270	0.1%	176,000	0.1%	4.85	2,543,770		-0-
Total as of 6/30/2019	113	21,802,835	21,568,423	100.0%	$134,437,000	100.0%	$6.23	$1,839,908,707	(A)	$742,087,053

Acquisitions Subsequent to 6/30/19
Indiana	1	350,000	350,000	1.6%	1,707,000	1.3%	4.88
Pro Forma Total with Acquisitions Subsequent to 6/30/19	114	22,152,835	21,918,423	100.0%	$136,144,000	100.0%	$6.21

Leasing Activity Subsequent to 6/30/19
South Carolina (B) (C)	-	98,045	189,821	0.9%	1,279,000	0.9%	6.74
Pro Forma Total	114	22,250,880	22,108,244	100.0%	$137,423,000	100.0%	$6.22

(A)	Does not include unamortized debt issuance costs of $7,991,734.
(B)	Effective July 1, 2019, we leased our previously vacant 91,776 square foot facility located in Hanahan (Charleston), SC for ten years to Amazon.com Services, Inc.
(C)	Property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. has a separate 98,045 square foot structure that was not in service. Effective July 1, 2019 this structure was placed in service.

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	17

Lease Expirations

(unaudited)

Fiscal Year		Property Count	Square Footage	% of Total Sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Lease Exp Term in Years	Undepreciated Cost		Mortgage Balance

2019		1	104,981	0.5%	$966,000	0.7%	$9.20	0.2	$10,960,823		$-0-
2020		4	320,737	1.5%	1,750,000	1.3%	5.46	1.0	22,786,614		-0-
2021	(A)	10	1,206,723	5.5%	5,516,000	4.1%	4.57	1.9	69,745,496		7,318,493
2022		7	1,138,320	5.2%	6,463,000	4.8%	5.68	2.7	76,109,324		23,512,968
2023	(A)	13	1,668,804	7.7%	9,522,000	7.1%	5.71	4.0	117,164,155		19,909,876
2024		13	1,887,034	8.7%	11,710,000	8.7%	6.21	4.9	136,146,354		25,443,250
2025	(A)	9	2,433,130	11.2%	12,281,000	9.1%	5.05	5.9	161,968,477		69,633,329
2026		8	1,078,913	4.8%	8,347,000	6.2%	7.74	6.9	112,764,634		33,072,577
2027		11	2,304,616	10.6%	12,612,000	9.4%	5.47	8.1	179,811,191		69,262,322
2028		11	2,571,915	11.8%	13,902,000	10.3%	5.41	8.8	182,406,703		67,186,833
2029		6	1,297,858	6.0%	7,224,000	5.4%	5.57	9.7	104,370,087		47,678,526
2030		4	873,032	4.0%	6,962,000	5.2%	7.97	10.8	101,658,472		53,441,070
2031		3	963,269	4.4%	7,135,000	5.3%	7.41	11.8	104,610,700		62,092,481
2032		7	2,071,983	9.5%	18,480,000	13.8%	8.92	12.8	286,037,611		174,894,215
2033		2	639,068	2.9%	6,487,000	4.8%	10.15	13.8	106,803,506		67,133,907
2034		2	945,600	4.3%	4,302,000	3.2%	4.55	14.5	48,384,608		21,507,206
Various tenants at retail shopping center		1	64,220	0.3%	778,000	0.6%	12.46	-0-	3,129,208		-0-
Vacant	(A)	3	232,632	1.1%	-0-	0.0%	-0-	-0-	15,050,744		-0-
Total as of 6/30/19		113	21,802,835	100.0%	$134,437,000	100.0%	$6.23	7.8	$1,839,908,707	(B)	$742,087,053

Acquisitions Subsequent to 6/30/19
2029		1	350,000	1.6%	1,707,000	1.3%	4.88	10.0
Pro Forma Total with Acquisitions Subsequent to 6/30/19		114	22,152,835	100.0%	$136,144,000	100.0%	$6.21	7.8

Leasing Activity Subsequent to 6/30/19
2020	(C)	-	98,045	0.4%	490,000	0.4%	5.00	1.0
2029	(D)	-	-	-	789,000	0.6%	8.60	10.0
Pro Forma Total		114	22,250,880	100.0%	$137,423,000	100.0%	$6.22	7.8

(A)	Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property. Included in 2025 is NF&M International, which occupies 174,802 square feet of a 255,658 square foot Industrial Park. The remaining 80,856 square feet is included in Vacant. Each of these properties are counted as one property in the Property Count Total. Other than these properties and one retail property, all other properties are single-tenant.
(B)	Does not include unamortized debt issuance costs of $7,991,734.
(C)	Property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. has a separate 98,045 square foot structure that was not in service. Effective July 1, 2019 this structure was placed in service.
(D)	Effective July 1, 2019, we leased our previously vacant 91,776 square foot facility located in Hanahan (Charleston), SC for ten years to Amazon.com Services, Inc.

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	18

Recent Acquisitions During Fiscal 2019

(unaudited)

				Date of	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	sf Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Trenton	NJ	10/19/18	347,145	$5,328,000	$15.35	6/30/2032	$85,248,352	$55,000,000
2	FedEx Ground Package System, Inc.	Savannah	GA	11/30/18	126,520	1,755,000	13.87	10/31/2028	27,832,780	17,500,000
	Total as of 6/30/19				473,665	$7,083,000	$14.95		$113,081,132	$72,500,000

	Acquisitions Subsequent to 6/30/19
1	Toyota Tsusho America, Inc.	Lafayette	IN	7/26/19	350,000	1,707,000	4.88	6/30/2029	25,536,000	17,000,000
	Pro Forma Total with Acquisitions Subsequent to 6/30/19				823,665	$8,790,000	$10.67		$138,617,132	$89,500,000

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	19

Property Table

(unaudited)

No	Tenant		City (MSA)	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost	Mortgage Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,054,000	$3.54	9.1	$36,914,917	$20,374,512
2	Shaw Industries, Inc.		Savannah	GA	2018	100.0%	831,764	3,495,000	4.20	8.3	56,025,945	30,788,426
3	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,729,000	4.06	6.1	37,512,071	19,129,908
4	Jim Beam Brands Company (Beam Suntory)		Frankfort (Lexington)	KY	2015	100.0%	599,840	2,071,000	3.45	5.6	28,000,000	15,918,028
5	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,226,000	3.98	14.3	26,807,852	14,754,183
6	FedEx Trade Networks, Inc.		Memphis	TN	2010	100.0%	449,900	1,389,000	3.09	9.9	15,246,877	4,420,741
7	B. Braun Medical Inc.		Daytona Beach	FL	2018	100.0%	399,440	2,138,000	5.35	8.8	30,008,069	18,469,060
8	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	387,000	2,076,000	5.36	14.7	21,576,756	6,753,023
9	Woodstream Corporation		St. Joseph	MO	2001	100.0%	256,000	920,000	3.59	2.3	8,935,160	-0-
	Altec Industries, Inc.		St. Joseph	MO	2001	100.0%	126,880	374,000	2.95	3.7	4,428,488	-0-
10	CBOCS Distribution, Inc. (Cracker Barrel)		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,461,000	3.83	5.0	14,215,126	-0-
11	FedEx Ground Package System, Inc.		Braselton (Atlanta)	GA	2018	100.0%	373,750	3,783,000	10.12	13.7	60,227,126	38,396,318
12	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,693,000	4.60	2.6	19,600,000	8,838,337
13	Amazon.com Services, Inc. (Amazon.com, Inc.)		Mobile	AL	2018	100.0%	362,942	2,025,000	5.58	9.4	33,052,316	18,063,719
14	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	12.9	40,043,145	23,839,465
15	FedEx Ground Package System, Inc.		Mesquite (Dallas)	TX	2017	100.0%	351,874	3,199,000	9.09	12.8	49,880,493	29,616,283
16	FedEx Ground Package System, Inc.		Trenton	NJ	2019	100.0%	347,145	5,328,000	15.35	13.0	83,987,622	53,436,023
17	FedEx Ground Package System, Inc.		Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,103,000	6.12	12.6	31,654,987	18,645,080
18	FedEx Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,318,000	6.85	11.8	35,093,700	20,393,256
19	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	6.1	33,044,797	16,948,172
20	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,717,000	5.24	8.3	25,504,083	9,703,411
21	Autoneum North America, Inc.	(C)	Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,717,000	5.44	12.8	21,040,395	13,882,991
22	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,204,000	7.02	11.9	31,737,000	19,062,960
23	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,613,000	8.40	11.8	37,780,000	22,636,264
24	FedEx Ground Package System, Inc.		Ft. Worth (Dallas)	TX	2015	100.0%	304,608	2,379,000	7.81	10.8	35,300,832	19,699,804
25	Science Applications International Corporation		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,655,000	5.47	4.3	13,829,273	-0-
26	Amazon.com Services, Inc. (Amazon.com, Inc.)		Oklahoma City	OK	2018	100.0%	300,000	1,902,000	6.34	8.3	29,878,942	18,410,981
27	International Paper Company		Kenton	OH	2017	100.0%	298,472	1,256,000	4.21	8.2	18,730,500	11,026,284
28	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	10.5	30,740,202	15,369,513
29	Western Container Corp. (Coca-Cola)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,377,000	4.86	7.8	16,824,226	3,094,463
30	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,359,000	4.85	4.2	18,294,108	8,615,865
31	FedEx Ground Package System, Inc.		Charleston	SC	2018	100.0%	265,318	2,704,000	10.19	14.0	46,576,380	28,737,589
32	NF&M International, Inc.		Monaca (Pittsburgh)	PA	1988	68.4%	255,658	837,000	4.79	5.5	7,910,666	-0-
33	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	4.0	22,890,124	-0-
34	FedEx Ground Package System, Inc.		Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	12.8	37,911,556	22,324,736
35	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,210,000	5.16	3.1	14,550,000	7,089,238
36	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	6.6	29,320,066	15,890,468
37	Mickey Thompson Performance Tires and Wheels (Cooper Tire)		Stow	OH	2017	100.0%	219,765	1,511,000	6.88	8.2	18,934,065	11,647,817
38	Rinnai America Corporation		Griffin (Atlanta)	GA	2006	100.0%	218,120	840,000	3.85	1.5	15,061,573	-0-
39	FedEx Ground Package System, Inc.		Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	8.2	21,663,635	12,705,334
40	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	11.2	30,320,686	16,919,687
41	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	9.9	15,204,950	8,110,757
42	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	832,000	4.50	2.4	12,697,848	-0-
43	Carrier Enterprise, LLC (United Technologies)		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,178,000	6.39	4.6	17,900,735	5,836,756
44	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	5.3	19,316,604	7,448,730
45	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	761,000	4.24	4.1	7,232,986	-0-
46	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,598,000	9.03	9.2	17,063,643	228,870
47	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,265,000	7.22	6.0	18,425,875	10,604,763
48	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	2.8	13,879,697	5,812,752
49	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	1,007,000	5.88	1.0	11,303,317	-0-
50	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	7.1	19,701,575	-0-

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	20

Property Table

(unaudited)

No	Tenant		City (MSA)	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost	Mortgage Balance
51	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	164,207	$1,097,000	$6.68	7.3	$12,039,014	$-0-
52	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	5.0	9,965,550	5,342,835
53	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	758,000	4.78	2.3	10,003,235	6,501,338
54	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	6.0	12,584,462	3,023,810
55	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	6.2	12,551,368	4,008,648
56	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,455,000	9.77	9.1	14,512,355	-0-
57	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	508,000	3.43	1.7	5,455,379	-0-
58	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	4.3	12,431,192	-0-
59	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	5.3	14,127,449	-0-
60	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	827,000	5.93	8.0	9,772,720	-0-
61	Challenger Lifts, Inc. (Snap-On Inc.)		Louisville	KY	2016	100.0%	137,500	845,000	6.15	6.9	11,304,000	6,223,698
62	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	5.3	16,447,178	-0-
63	FedEx Ground Package System, Inc.		Savannah	GA	2019	100.0%	126,520	1,755,000	13.87	9.3	27,531,560	17,083,310
64	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,328,000	10.55	6.5	19,964,283	10,608,104
65	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,272,000	10.34	7.9	18,992,949	-0-
66	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	4.2	9,026,916	2,950,732
67	FedEx Corporation		Charleston	SC	2018	100.0%	121,683	1,314,000	10.80	13.2	21,519,412	13,149,632
68	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	3.8	7,806,645	-0-
69	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	8.4	8,774,524	-0-
70	Bunzl Distribution Oklahoma, Inc.		Oklahoma City	OK	2017	100.0%	110,361	729,000	6.61	5.2	8,728,439	5,228,999
71	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	392,000	3.68	1.8	7,246,325	-0-
72	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	0.2	10,960,823	-0-
73	FedEx Ground Package System, Inc.		West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	548,000	5.28	4.2	5,733,686	-0-
74	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	3.8	10,200,000	4,029,220
75	Pittsburgh Glass Works, LLC		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	447,000	4.38	2.0	4,245,913	-0-
76	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	3.9	6,570,000	2,394,877
77	Dakota Bodies, LLC		Liberty (Kansas City)	MO	1998	100.0%	96,687	407,000	4.21	6.8	7,410,296	-0-
78	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	535,000	5.58	9.9	6,584,384	-0-
79	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	8.4	7,865,007	-0-
80	Vacant	(B)	Hanahan (Charleston)	SC	2005	0.00%	91,776	-0-	na	na	7,646,203	-0-
81	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	759,000	8.31	3.3	8,163,278	1,772,641
82	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	4.3	5,963,626	-0-
83	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	513,000	5.76	5.6	6,977,442	-0-
84	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	88,653	605,000	6.82	7.1	6,661,819	199,237
85	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	503,000	6.06	5.7	7,463,672	-0-
86	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	438,000	5.32	9.2	7,298,167	-0-
87	RGH Enterprises, Inc. (Cardinal Health)		Halfmoon (Albany)	NY	2012	100.0%	75,000	613,000	8.17	2.4	5,525,600	-0-
88	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	478,000	6.50	7.8	5,177,940	-0-
89	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	1.9	4,946,435	-0-
90	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	609,000	8.72	6.3	6,363,581	151,071
91	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	302,000	4.42	1.3	5,677,982	-0-
92	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	485,000	7.31	4.5	5,551,227	-0-
93	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	97.0%	64,220	778,000	12.46	na	3,129,208	-0-
94	Keurig Dr Pepper		Cincinnati	OH	2015	100.0%	63,840	484,000	7.58	10.3	6,750,000	-0-
95	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	319,000	5.26	3.3	5,342,537	-0-
96	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	623,000	10.31	10.6	5,296,752	1,452,067
97	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	3.9	5,223,944	1,919,182
98	Vacant		Richmond	VA	2004	0.00%	60,000	-0-	na	na	4,902,664	-0-
99	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	513,000	8.64	2.0	5,363,305	162,737
100	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	0.7	3,494,108	-0-

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	21

Property Table

(unaudited)

No	Tenant		City (MSA)	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost		Mortgage Balance
101	Siemens Real Estate		Lebanon (Cincinnati)	OH	2012	100.0%	51,130	$461,000	$9.02	4.8	$4,452,425		$-0-
102	FedEx Corporation		Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	8.2	4,455,701		-0-
103	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012	100.0%	46,253	436,000	9.43	2.2	4,808,329		-0-
104	Keurig Dr Pepper		Tulsa	OK	2014	100.0%	46,240	264,000	5.71	4.7	3,748,031		1,585,930
105	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)		Topeka	KS	2009	100.0%	40,000	332,000	8.30	2.3	3,679,843		654,418
106	Collins Aerospace Systems (United Technologies)		Rockford	IL	2015	100.0%	38,833	365,000	9.40	8.0	5,100,000		-0-
107	Foundation Building Materials, LLC		Urbandale (Des Moines)	IA	1994	100.0%	36,270	176,000	4.85	8.5	2,543,770		-0-
108	FedEx Corporation		Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	4.8	1,900,691		-0-
109	FedEx Corporation		Punta Gorda	FL	2007	100.0%	34,624	284,000	8.20	8.0	4,133,510		-0-
110	FedEx Corporation		Lakeland	FL	2006	100.0%	32,105	155,000	4.83	8.4	2,043,226		-0-
111	FedEx Corporation		Augusta	GA	2006	100.0%	30,184	121,000	4.01	3.4	1,983,529		-0-
112	Graybar Electric Company		Ridgeland (Jackson)	MS	1993	100.0%	26,340	112,000	4.25	1.1	2,311,207		-0-
113	Sherwin-Williams Company		Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	2.3	1,692,902		-0-
	Total as of 6/30/19					98.9%	21,802,835	$134,437,000	$6.23	7.8	$1,839,908,707	(A)	$742,087,053

	Acquisitions Subsequent to 6/30/19
114	Toyota Tsusho America, Inc.		Lafayette	IN	2019	100.0%	350,000	1,707,000	4.88	10.0
	Pro Forma Total with Acquisitions Subsequent to 6/30/19					98.9%	22,152,835	$136,144,000	$6.21	7.8

	Leasing Activity Subsequent to 6/30/19
	Amazon.com Services, Inc. (Amazon.com, Inc.)	(B)	Hanahan (Charleston)	SC	2005	100.0%	-	789,000	8.60	10.0
	Autoneum North America, Inc.	(C)	Aiken (Augusta, GA)	SC	2017	100.0%	98,045	490,000	5.00	1.0
	Pro Forma Total					99.4%	22,250,880	$137,423,000	$6.22	7.8

(A)	Does not include unamortized debt issuance costs of $7,991,734.
(B)	Effective July 1, 2019, we leased our previously vacant 91,776 square foot facility located in Hanahan (Charleston), SC for ten years to Amazon.com Services, Inc.
(C)	Property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. has a separate 98,045 square foot structure that was not in service. Effective July 1, 2019 this structure was placed in service.

THIRD QUARTER FISCAL YEAR 2019 SUPPLEMENTAL INFORMATION	22

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), adjusted funds from operations (“AFFO”), net operating income (“NOI”), Same Property NOI (GAAP), Same Property NOI (Cash), and earnings before interest, taxes, depreciation and amortization for real estate, (“EBITDAre”) & (“Adjusted EBITDA”) variously defined, as supplemental performance measures. While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI (GAAP), Same Property NOI (Cash), EBITDAre, Adjusted EBITDA, FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. EBITDAre and Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate our performance. In addition, NOI, Same Property NOI (GAAP), Same Property NOI (Cash), EBITDAre, Adjusted EBITDA, FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, we calculate the following non-U.S. GAAP measures as follows:

●	FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we utilized Core FFO, which we defined as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance.
●	AFFO is calculated as FFO, excluding lease termination income, net gain or loss on sale of securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, effect of non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.
●	NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, unrealized holding (gains) or losses arising during the periods, less dividend income, gain on sale of securities transactions, gain on sale of real estate investments, and lease termination income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance.
●	Same Property NOI (GAAP) is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.
●	Same Property NOI (Cash) is calculated as the Same Property NOI (GAAP) adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI (GAAP) calculation.
●	EBITDAre, as defined by NAREIT, is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, and plus losses (minus gains) on sales of real estate investments.
●	Adjusted EBITDA is calculated as EBITDAre plus net amortization of acquired above and below market lease revenue, unrealized holding (gains) or losses arising during the periods and less gains on sale of securities transactions.

FFO, AFFO, NOI, Same Property NOI (GAAP), Same Property NOI (Cash), EBITDAre and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, AFFO, NOI, Same Property NOI (GAAP), Same Property NOI (Cash), EBITDAre and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, AFFO, NOI, Same Property NOI (GAAP), Same Property NOI (Cash), EBITDAre and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

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FOR IMMEDIATE RELEASE	August 1, 2019
Contact: Susan Jordan
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE THIRD QUARTER ENDED JUNE 30, 2019

FREEHOLD, NJ, August 1, 2019........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Loss Attributable to Common Shareholders of $3.1 million or $0.03 per diluted share for the three months ended June 30, 2019 as compared to Net Income Attributable to Common Shareholders of $10.3 million or $0.13 per diluted share for the three months ended June 30, 2018, representing a decrease of $0.16 per share. The large decrease in our net income this quarter was primarily due to the implementation of a new accounting rule requiring that unrealized gains and losses resulting from our securities investments be reflected on our income statement. During the third quarter of fiscal year 2019, we recognized $11.6 million of unrealized losses or $0.12 per diluted share. Prior to the adoption of the rule, unrealized gains and losses were reflected as a change in our shareholders’ equity. During the third quarter of fiscal year 2018, we reported realized gains of $2.1 million or $0.03 per diluted share from the sale of real estate. Excluding all non-cash unrealized losses and realized gains, our Net Income Attributable to Common Shareholders for the three months ended June 30, 2019 would have been $8.5 million or $0.09 per diluted share as compared to $8.2 million or $0.10 per diluted share for the three months ended June 30, 2018, representing a per share decrease of 10%. Funds from Operations (FFO), which excludes unrealized gains or losses from our securities portfolio, for the three months ended June 30, 2019 were $19.9 million or $0.21 per diluted share versus $18.0 million or $0.23 per diluted share for the three months ended June 30, 2018, representing a decrease in FFO per share of 8.7%. Adjusted Funds from Operations (AFFO), which also excludes unrealized and realized gains or losses from our securities portfolio, for the three months ended June 30, 2019 were $19.4 million or $0.21 per diluted share versus $17.3 million or $0.22 per diluted share for the three months ended June 30, 2018, representing a decrease in AFFO per share of 4.5%. These decreases in FFO and AFFO per share were attributable to the impact of our October equity offering of 9.2 million shares combined with additional share issuances pursuant to our DRIP/SIP program, as well as a 70-basis point reduction in our portfolio occupancy rate compared to a year ago.

A summary of significant financial information for the three and nine months ended June 30, 2019 and 2018 (in thousands, except per share amounts) is as follows:

	Three Months Ended June 30,
	2019	2018
Rental Revenue	$33,127	$29,256
Reimbursement Revenue	$6,345	$5,480
Net Operating Income (NOI) (1)	$32,731	$28,789
Total Expenses	$20,646	$17,611
Dividend Income	$3,686	$3,628
Gain on Sale of Securities Transactions	$-0-	$-0-
Unrealized Holding Gains (Losses) Arising During the Periods	$(11,609)	$-0-
Gain on Sale of Real Estate Investments	$-0-	$2,097
Net Income	$1,628	$14,571
Net Income (Loss) Attributable to Common Shareholders	$(3,121)	$10,323
Net Income (Loss)Attributable to Common Shareholders Per Diluted Common Share	$(0.03)	$0.13
FFO (1)	$19,899	$17,988
FFO per Diluted Common Share (1)	$0.21	$0.23
AFFO (1)	$19,388	$17,348
AFFO per Diluted Common Share (1)	$0.21	$0.22
Dividends Declared per Common Share	$0.17	$0.17

Weighted Avg. Diluted Common Shares Outstanding	94,493	79,572

	Nine Months Ended June 30,
	2019	2018
Rental Revenue	$98,678	$85,559
Reimbursement Revenue	$19,247	$17,002
Lease Termination Income	$-0-	$210
Net Operating Income (NOI) (1)	$97,595	$84,597
Total Expenses	$60,961	$52,262
Dividend Income	$11,569	$9,380
Gain on Sale of Securities Transactions	$-0-	$111
Unrealized Holding Gains (Losses) Arising During the Periods	$(38,668)	$-0-
Gain on Sale of Real Estate Investments	$-0-	$7,486
Net Income	$1,986	$43,846
Net Income (Loss) Attributable to Common Shareholders	$(11,664)	$31,033
Net Income (Loss) Attributable to Common Shareholders Per Diluted Common Share	$(0.13)	$0.40
FFO (1)	$60,917	$51,751
FFO per Diluted Common Share (1)	$0.66	$0.66
AFFO (1)	$59,583	$50,667
AFFO per Diluted Common Share (1)	$0.64	$0.65
Dividends Declared per Common Share	$0.51	$0.51

Weighted Avg. Diluted Common Shares Outstanding	92,719	78,099

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A summary of significant balance sheet information as of June 30, 2019 and September 30, 2018 (in thousands) is as follows:

	June 30, 2019	September 30, 2018
Real Estate Investments	$1,601,163	$1,512,513
Securities Available for Sale at Fair Value	$171,040	$154,921
Total Assets	$1,835,183	$1,718,378
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$734,095	$711,546
Loans Payable	$126,187	$186,609
Total Shareholders’ Equity	$953,772	$797,906

Michael P. Landy, President and CEO, commented on the results for the third quarter of fiscal 2019,

“Our FFO per share decreased by $0.02 or 8.7% and our AFFO per share decreased by $0.01 or 4.5% from the prior year quarter. This decrease was primarily attributable to the timing impact of equity issuance over the past year as well as a 70-basis point reduction in our overall occupancy rate to 98.9% versus the prior year period. Going forward, we expect our recent $25.5 million acquisition leased to Toyota for ten years, our 50-basis point increase in our overall occupancy rate since the quarter end, which was primarily the result of a new 10-year lease with Amazon, as well as our substantial $219.2 million acquisition pipeline to positively contribute to our per share earnings in the ensuing quarters.”

“We are pleased to report continued growth across multiple fronts. During the quarter we:

●	Increased our Gross Revenue by 12% over the prior year period to $43.2 million;

●	Increased our Net Operating income by 14% over the prior year period to $32.7 million;

●	Increased our gross leasable area (GLA) by 6% over the prior year period to 21.8 million square feet;

●	Renewed seven and re-leased two of the eleven leases scheduled to expire in Fiscal 2019. These seven lease renewals, along with two properties that were re-tenanted, comprising 1.3 million square feet resulted in a 3.9% weighted-average increase in GAAP rent, and have a weighted-average lease term of 7.4 years;

●	Maintained a high occupancy rate of 98.9% throughout the quarter;

●	Increased our overall occupancy rate by 50-basis points to 99.4%, effective July 1, 2019, with the execution of a ten-year lease agreement to Amazon for our 92,000 square foot facility located in Charleston, SC;

●	Maintained our weighted average lease maturity at 7.8 years over the prior year period;

●	Increased our annualized average base rent per occupied square foot by 6% to $6.23 from the prior year quarter;

●	Reduced our weighted average interest rate on our fixed-rate debt by 8 bps to 4.03% over the prior year period;

●	Maintained our weighted average debt maturity on our fixed-rate debt at 11.5 years;

●	Reduced our Net Debt to Adjusted EBITDA to 6.2x from 6.4x in the prior quarter;

●	Raised $16.8 million (including dividend reinvestments of $4.4 million) from our Dividend Reinvestment and Stock Purchase Plan, representing a 27% participation rate;

●	Raised $12.8 million in net proceeds from our Preferred Stock At-The-Market Sales Program as well as an additional $6.6 million in net proceeds subsequent to the quarter end; and

●	Subsequent to the quarter end, acquired one brand new Class A property leased for ten-years to Toyota comprising 350,000 square feet, for a cost of $25.5 million.”

“Our $219.2 million acquisition pipeline currently contains four new build-to-suit properties comprising 1.5 million total square feet. These properties have a weighted-average lease term of 14.5 years, with FedEx representing 50% of the 1.5 million square feet and Amazon representing 40%. In keeping with our business model, these projects are all leased to investment grade tenants. Subsequent to the quarter end, we acquired a brand new 350,000 square foot industrial building for $25.5 million, leased for 10 years to Toyota in Lafayette, IN. Thus far in fiscal 2019, we have acquired three buildings comprising 824,000 square feet for a total purchase price of $138.6 million.”

“Our GAAP leasing spreads this year are up 3.9%, driven by seven lease renewals and two re-tenanted properties, resulting in 7.4 years of weighted-average lease term. At quarter end, our overall weighted-average lease maturity was 7.8 years and our weighted-average debt maturity was 11.5 years. Our Net Debt to Adjusted EBITDA has improved steadily as anticipated and is now at 6.2x which we view as modest leverage given our well-laddered debt and lease maturities. With approximately 80% of our rental revenue derived from investment grade tenants, we expect our portfolio to continue to deliver a very reliable, long-term income stream for our shareholders. Our recent acquisition coupled with our increased occupancy, both of which occurred subsequent to quarter end, combined with our build-to-suit acquisition pipeline, should result in per share earnings accretion going forward.”

Monmouth Real Estate Investment Corporation will host its Third Quarter FY 2019 Financial Results Webcast and Conference Call on Friday, August 2, 2019 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

Our Third Quarter FY 2019 financial results being released herein will be available on our website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 3Q2019 Webcast and Earnings Call “Link to Webcast” on the homepage of our website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 1-877-510-5852 (domestically) or 1-412-902-4138 (internationally).

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The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, August 2, 2019. It will be available until November 15, 2019, and can be accessed by dialing toll free 1-877-344-7529 (domestically) and 1-412-317-0088 (internationally) and entering the passcode 10131764. A transcript of the call and the webcast replay will be available at our website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 114 properties containing a total of approximately 22.3 million rentable square feet, geographically diversified across 30 states. In addition, we own a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on our current expectations and involve various risks and uncertainties. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in our annual report on Form 10-K and described from time to time in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we utilized Core Funds From Operations (Core FFO), which we defined as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance. We define Adjusted Funds From Operations (AFFO) as FFO, excluding stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, lease termination income, net gain or loss on sale of securities transactions, effect of non-cash U.S. GAAP straight-line rent adjustments and subtracting recurring capital expenditures. We define recurring capital expenditures as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We believe that, as widely recognized measures of performance used by other REITs, FFO and AFFO may be considered by investors as supplemental measures to compare our operating performance to those of other REITs. FFO and AFFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO and AFFO and, accordingly, our FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO and AFFO are significant components in understanding our financial performance.

FFO and AFFO are non-GAAP performance measures and (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to Net Income or Net Income Attributable to Common Shareholders as a measure of operating performance or to Cash Flows from Operating, Investing and Financing Activities; and (iii) are not an alternative to Cash Flows from Operating, Investing and Financing Activities as a measure of liquidity. FFO and AFFO, as calculated by us, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income (Loss) Attributable to Common Shareholders to the Company’s FFO and AFFO for the three and nine months ended June 30, 2019 and 2018 (in thousands):

	Three Months Ended		Nine Months Ended
	6/30/2019	6/30/2018	6/30/2019	6/30/2018
Net Income (Loss) Attributable to Common Shareholders (1)	$(3,121)	$10,323	$(11,664)	$31,033
Plus: Unrealized Holding Losses Arising During the Periods (2)	11,609	-0-	38,668	-0-
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	10,665	9,123	31,692	26,386
Plus: Amortization of Intangible Assets	490	417	1,495	1,158
Plus: Amortization of Capitalized Lease Costs	256	222	726	660
Less: Gain on Sale of Real Estate Investments	-0-	(2,097)	-0-	(7,486)
FFO Attributable to Common Shareholders	19,899	17,988	60,917	51,751
Plus: Depreciation of Corporate Office Capitalized Costs	168	39	376	118
Plus: Stock Compensation Expense	231	97	574	339
Plus: Amortization of Financing Costs	319	315	956	911
Less: Gain on Sale of Securities Transactions	-0-	-0-	-0-	(111)
Less: Lease Termination Income	-0-	-0-	-0-	(210)
Less: Recurring Capital Expenditures	(702)	(490)	(1,888)	(774)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(527)	(601)	(1,352)	(1,357)
AFFO Attributable to Common Shareholders	$19,388	$17,348	$59,583	$50,667

(1)	Effective October 1, 2018 we adopted ASU 2016-01. This new accounting standard requires unrealized gains or losses on our securities investments to flow through our income statement. Periods shown here prior to October 1, 2018 do not include the effect of this accounting change and therefore Net Income (Loss) Attributable to Common Shareholders between these periods are not comparable.
(2)	Unrealized Holding Gains or Losses Arising During the Periods, if any, were previously reported as an adjustment to Core FFO.

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the nine months ended June 30, 2019 and 2018 (in thousands):

	Nine Months Ended
	6/30/2019	6/30/2018

Operating Activities	$75,404	$63,094
Investing Activities	(185,987)	(216,286)
Financing Activities	114,890	149,858

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